Supplement dated February 19, 2010 to the following Prospectuses dated May 1, 2009:

Waddell & Reed Retirement Builder Variable Annuity (Product Prospectus) Waddell & Reed Advisors Accumulator Variable Universal Life Insurance

The Board of Trustees of the Ivy Funds Variable Insurance Portfolios approved and recommended the shareholders of the Ivy Funds VIP Mortgage Securities portfolio approve the merger of the portfolio into the Ivy Funds VIP Bond portfolio. A special meeting called for this purpose has been scheduled on or about March 1, 2010.

In addition, the Board of Trustees approved the closing of the Ivy Funds VIP Mortgage Securities portfolio to investment, effective March 26, 2010. Effective on that date you will no longer be able to allocate amounts to the sub-account invested in the Ivy Funds VIP Mortgage Securities portfolio.

Waddell & Reed Retirement Builder Variable Annuity contract owners who have elected the Guaranteed Minimum Income Benefit (GMIB) rider and who use the CustomChoice Allocation Option may be required to reallocate contract value the next time a purchase payment, reallocation request or transfer request is made following the merger. Under the CustomChoice Allocation Option, contract owners are required to meet certain allocation limitations. The merger of the Ivy Funds VIP Mortgage Securities sub-account into the Ivy Funds VIP Bond sub-account may result in an allocation which exceeds the limitations. For the purpose of automated portfolio rebalancing, the current CustomChoice Allocation limit on contract value that may be allocated to the Ivy Funds VIP Mortgage Securities sub-account will be combined with the Ivy Funds VIP Bond sub-account limit following the merger date.


F72328 2-2010